Supplement to the Service and Standard Class Prospectuses
                                     for the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2008
                        as Supplemented October 23, 2008

On December 3, 2008, the Board of Trustees of the Lincoln Variable Insurance Products Trust approved the participation of the LVIP Money Market Fund (the "Fund"), a series of Lincoln Variable Insurance Products Trust, in the extended term of the Temporary Guarantee Program for Money Market Funds (the "Program") created by the U.S. Department of the Treasury (the "Treasury").

Subject to certain conditions and limitations, the Program guarantees to each shareholder as of September 19, 2008 the lesser of the value of his/her investment in the Fund as of that date, or the value of the account at the time the net asset value of the Fund falls below $9.95. The Program intends to protect those assets against loss if the Fund liquidates its holdings and it is determined that shareholders would, absent the Program, receive less than $10 per share.

The Program terminates on April 30, 2009, unless it is extended by the Treasury. The Treasury is authorized to extend the Program but to no later than September 18, 2009; however, there can be no assurance that the Fund will participate if the Program is extended beyond April 30, 2009. The Fund will bear the cost of participating in the Program; consequently, such expense will be borne by the Fund's shareholders. In the event the Program is further extended by the Treasury and the Board elects to participate, the Fund will be required to pay an additional fee.

Further information concerning the Program can be found on the Treasury's website at www.ustreas.gov.

On page MM-1 of the prospectus for the Fund, a paragraph shall be added to the section entitled "What are the main risks of investing in the fund?" as follows:

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the fund.



Dated February 13, 2009




Please keep this Supplement with your records.